Investments in Associates and Joint Ventures - Summary of Investments in Associates and Joint Ventures at an Aggregate Level (Detail) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Investments In Associates And Joint Ventures [abstract]
Amount of investments in associates	$ 142	$ 172	$ 160
Amount of investments in joint ventures	1,534	1,733	1,369
Total investments	$ 1,676	$ 1,905	$ 1,529	$ 1,274